UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                    FORM 8-K


                                 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  MAY 1, 1996




                       ELECTRONIC SYSTEMS TECHNOLOGY INC.
                          (A Washington Corporation)

                         Commission File no. 2-92949-S
                   IRS Employer Identification no. 91-1238077

                               415 N. Quay St. #4
                              Kennewick  WA  99336
                    (Address of principal executive offices)

    Registrant's telephone number, including area code:(509) 735-9092































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ITEM 5.  OTHER EVENTS

On MAY 1, 1996, the Company mailed its Annual Report for 1995, and information pertaining to the Company's June 7, 1996 Annual Shareholder Meeting, to shareholders of record as of April 12, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

     Exhibit 22.4 -  1995 Annual Shareholder Report.
     Exhibit 22.5 -  Proxy
     Exhibit 22.6 -  Proxy Statement.


















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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

  TOM L. KIRCHNER

By: T.L. Kirchner
President
Date: MAY 9, 1996